UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

HyOrc Corporation

(Exact name of registrant as specified in its charter)

Wyoming	000-51048	91-1910791
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3050 Post Oak Boulevard, Suite 510-Q60, Houston, Texas 77056

(281) 532 9034

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of Each Exchange on which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On March 24, 2026 (the “Effective Date”), HyOrc Corporation (the “Company”) entered into a Binding Project Development and Technology Agreement (the “Agreement”) with OnEnergy GreenPower EAD and On Energy EOOD (together, the “OnEnergy Group”), companies organized under the laws of Bulgaria.

The Agreement establishes a framework for the collaboration between the Company and the OnEnergy Group in connection with the development of a waste-to-methanol facility in Bulgaria utilizing Refuse-Derived Fuel (“RDF”) as feedstock.

Pursuant to the Agreement, the Company has been appointed as the technology partner for Stage 3 of the project, which involves the thermochemical conversion of RDF into green methanol. The project is designed to process approximately 50,000 tonnes of RDF per year, operating approximately 330 days per year, with an expected daily throughput of approximately 150–155 tonnes of RDF, subject to final engineering design.

Under the Agreement, the Company will be responsible for developing and providing the technical basis and process design for the waste-to-methanol facility and will lead the preparation of the technical components supporting the potential submission to the European Union Innovation Fund.

The Agreement further contemplates the potential future development, construction, and operation of the facility, with the Company participating as the technology provider for the waste-to-methanol conversion stage of the project. The Agreement also includes provisions governing exclusivity of the Company’s technology for the project, continuity of the Company’s technical role, confidentiality obligations, and defined compensation provisions in the event either party withdraws from the project under certain circumstances.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Binding Project Development and Technology Agreement dated March 24, 2026, between HyOrc Corporation and OnEnergy GreenPower EAD and On Energy EOOD
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ K. Reginald Fubara
K. Reginald Fubara
Chief Executive Officer
HyOrc Corporation
Date: March 24, 2026